LONG TERM LOANS FROM FINANCIAL INSTITUTIONS, NET	12 Months Ended
Dec. 31, 2023
LOAN FROM SHAREHOLDER
LONG TERM LOANS FROM FINANCIAL INSTITUTIONS, NET
NOTE 12 - LONG TERM LOANS FROM FINANCIAL INSTITUTIONS, NET:

a.
In July 2016, the Israeli subsidiary entered into an agreement for a bank loan (hereinafter - the “First Loan") in the amount of $2,000 for a period of 36 months, at an annual interest rate of LIBOR + 6.9%. In addition, the Company issued warrant for a period of 6 years.

The warrant was exercised in July 2022 on a cashless basis to 57,659 shares.

The loan was fully repaid in February 2022 using proceeds that were received from a new loan that the Company received from, Francisco Partners, See also Note 12(e).

b.
In May 2019 and in March 2020, the Israeli subsidiary took out a loan including two portions from a bank in the amounts of $5 million and $3 million, respectively, for a period of 36 months (hereinafter: the “Second Loan"). The Company issued warrants for a period of 10 years.

Following the closing of the SPAC transaction on October 27, 2022 the Bank decided to receive the Alternative Payment instead of exercising the warrants and following that decision, the $800 Alternative Payment was paid to the Bank in February 2023.

The loan was repaid in full in February 2022 using proceeds that were received from a new loan that the Company received from Francisco Partners. See also Note 12(e).

As part of the SPAC merger (see Note 1) the bank has exercised the warrants into cash.

c.
In April 2020 and in September 2020 , following the COVID-19 pandemic, the Israeli subsidiary took out a five-year state-guaranteed bank loans on preferential terms bearing a yearly interest of premium plus 1.5. The loans were fully repaid in February 2022 using proceeds that were received from a new loan that the Company received from Francisco Partners. See also Note 12(e).

d.
In April 2021 and in August 2021 the Company signed a $5 million and $2.3 million loan agreement, respectively, with a financial institution named Liquidity Capital II L.P. (“Liquidity”), with a repayment period of thirty (30) months.

For that purpose, the Company granted to Liquidity a warrant for a period of eight (8) years,

Following the closing of the SPAC transaction on October 27, 2022 the warrants were exercised on a cashless basis into 6,520 ordinary shares.

The loan was fully repaid in February 2022 using proceeds that were received from a new loan that the Company received from Francisco Partners. See also Note 12(e).

e.
On February 1, 2022, the Company signed a $55 million loan agreement ("the 2022 Credit Agreement" with affiliates of a financial institution named Francisco Partners L.P. ("FP"), with a repayment period of between 2.5 to 4 years depending on the Company completing a qualified public offering within 12 months of closing. The loan beard a yearly interest of 9.5% on the outstanding balance. In the event the Company will not complete a qualified public offering during the first year, then the interest rate shall increase by 100 basis points per year beginning in year 2 up to a maximum rate of 11.5% total. As long as the Company was private, there was an ability to Pay In Kind (“PIK”) 100% of interest in year 1, 75% of interest in year 2, and 50% of interest thereafter. Once the Company completes a qualified public offering, then 100% of interest is paid in cash thereafter. Until October 27, 2022 the PIK interest of $3,988 was added to the loan balance.

As consideration for the loan, the Company also issued to the lenders under the credit agreement 808,907 of its ordinary shares. Following the receipt of the proceeds from the loan, The Company repaid all of its existing borrowings in an amount of $19.1 million, including a $5.3 million loan from a shareholder and $13.8 million of loans from financial institutions. The Company attributed $50,073 (net of transaction costs) to the loan, based on its fair value. The remaining proceeds of $1.978 million (net of transaction costs) were attributed to the ordinary shares issued. The fair value of the loan was estimated using a stochastic model incorporating the fair value of the Company and its ability to merge with a SPAC or enter into additional financing transactions given the timely value of the Company under different scenarios (a level 3 fair value measurement). The inputs used in determining the fair value are: a risk-free interest rate of 1.16%, expected volatility of approximately 50%.

On April 23, 2023, the Company and FP. entered into a waiver and amendment to the 2022 Credit Agreement whereby FP, (i) provided a waiver of certain defaults or potential defaults, (ii) permitted the Company to make its interest payments for 2023 on a pay-in-kind basis if its cash balance is less than $12.5 million, (iii) temporarily reduced the Company’s minimum cash requirement from $10 million to $8 million and $7 million for the months of April and May 2023, respectively, and thereafter to $10 million, in each case plus an amount sufficient to cover its and its subsidiaries’ accounts payable that are past 60 days due, (iv) increased the interest rate of the loan to Secured Overnight Financing Rate (“SOFR”) + 9.50% (with a 3% SOFR floor) and (v) provided for certain additional reporting obligations by the Company.

In June 2023 the Company and FP entered into an amendment which provides, among other things, upon the Company’s receipt of a $10 million prepayment as part of the MDA Agreement (see Note 3), interest payable thereunder will be added to the principal of the term loan on a “pay in kind” basis through June 28, 2024,the payments made in connection with the pre-purchase agreement will not be applied to repay debt under the 2022 Credit Agreement, a limited waiver, subject to certain conditions, of the $10 million minimum cash requirement liquidity covenant therein, and following closing of the MDA Agreement, a reduced interest rate and the issuance by the Company of 5,100,000 ordinary shares, of which 1,000,000 Price Adjustment Shares were issued in a private placement within 30 days, which shares will be subject to substantially the same terms governing the Price Adjustment Shares (See Note 15(g)) previously issued in connection with the business combination with Endurance. On October 31, 2023, the Company entered into another Amendment to the 2022 Credit Agreement, whereby the lenders provided their consent to the MDA agreements and to wave financial covenants which were associated with the 2022 Credit Agreement. This amendment was accounted for as an extinguishment of the loan. In reaching this conclusion, the Company considered the impact of consecutive modifications of the loan throughout 2023; also, the Company noted that the issuance of ordinary shares in terms similar to the ones governing the Price Adjustment Shares gives rise to a substantial qualitative change in the 2022 Credit Agreement. As such, the Company accounted for the modified loan as a derecognition of the existing loan and recognition of the modified loan at fair value with any differences as finance expenses. The finance incomes resulted from the modification amounted to $2.5 million.

	For the year ended December 31
	2023	2022
Long term loans from financial institutions	59,792	54,926

Financial covenants:

According to the amended terms of the 2022 Credit Agreement, the Company’s cash must be held in deposit accounts subject to a security interest in favor of the Agent for the benefit of the lenders. In addition, the Company must meet affirmative and negative covenants customary for a financing of this type, including but not limited to, limitations on indebtedness, restricted payments, dividends, transactions with affiliates, investments, lines, acquisitions, and asset sales. The FP loan is guaranteed on a senior secured basis by the Company and its subsidiaries, subject to customary exceptions.

The Company complies with the covenants.